UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
 (Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
 (Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
 (Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  June 30, 2016

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2016

PROSPECTOR FUNDS, INC.

July 29, 2016

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

2016 got off to a rough start as deflation fears, spurred by concerns over weakness in China’s economy, combined with concerns over the health and liquidity of the banking system in Europe, sent global equity markets down sharply.  The benchmark S&P 500 saw its worst ever start to a year (before rebounding sharply), Treasuries rallied, and commodities sold off.  Meanwhile, concerns that the Fed would do “too much too soon” given the weak global economy weighed on equity markets during January and February.  Dovish comments from the Fed caused the market to rally back to positive territory ahead of the looming Brexit vote.

On June 23rd, the UK citizenry voted to exit the European Union.  This outcome was largely unanticipated by the global investment community.  Markets reacted violently to the downside for two days before shrugging it off and resuming our march towards new highs.  Meanwhile, U.S. Treasuries rallied once again to multi-year low yields on the benchmark 10 year note, which ended June at 1.47% (down from 2.30% at December 31st).  Expectations for further rate increases have been, once again, pushed back and we continue to find ourselves in the same slow-growth, low-interest rate environment that has persisted for the past seven years.  Global central banks continued to utilize multiple techniques and strategies to fight deflationary forces, but are facing diminishing returns from their efforts.  Fully 24% of the outstanding sovereign debt from industrialized countries now trades with a negative yield.  The U.S. continued to appear to be on more solid footing, with the Fed seemingly taking a “rather be late than early” stance on raising rates.

Against the risk-off backdrop that persisted for much of the first half of the year, sectors viewed as bond proxies outperformed as did the defensive consumer staples sector.  As interest rates declined, money flowed to the high-dividend paying utilities and telecomm sectors, resulting in them being the top gainers.  Energy also rallied as oil rebounded.  Financial services performed the worst, as lower interest rates will negatively impact spread income.  Merger and acquisition (M&A) activity also cooled substantially so far this year – likely due to rising credit spreads resulting from the uncertain environment.  U.S. government regulation has also limited consolidation activity as corporate “inversions” have been under the microscope, causing much uncertainty over the viability of some potential deals.  Hopefully this cloud of uncertainty will be lifted in the near future, either by a new business-friendly administration, or corporate tax reform.  In the meantime, we do expect M&A that is not driven by lower tax jurisdictions to pick up as fears over China, oil prices, deflation, and the Fed acting too aggressively abate.

Everybody Hates Financials…

That’s not exactly true. At Prospector, we like financial stocks.  We recently read a report(1) from the Morgan Stanley prime brokerage unit that showed that the current net exposure to financial services stocks amongst their vast long/short custody universe was on the 0th percentile.  That’s right, 0th!  This is a decisive indication of negative sentiment for sure.

Sell side Wall Street analysts of financial stocks are beaten up and pessimistic too.  In the last 10 years, the S&P Financials are down 12% in an overall market (i.e. the S&P 500) that has doubled.  If you excluded the financials from the S&P the rise would have been closer to 140%.  The weighting of financials in the unmanaged S&P 500 has fallen from a peak of 22% to the current 16%.

(1)	Schlegel, J., McNerney, A., Vasileios, P. (June 16, 2016). Hedge Fund Positioning Update. Prime Brokerage – Strategic Content Group.

PROSPECTOR FUNDS, INC.

There’s been a good reason for this carnage, namely a deteriorating return on equity (ROE) for the sector.  Falling interest rates and credit spreads have squeezed net interest income at banks, insurers, intermediaries, payroll processors, et al.  Regulators and rating agencies have piled on by increasing required capital ratios in the aftermath of the great financial crisis (GFC).  So the numerator shrunk at the same time the denominator was increasing, crunching the ROE’s.

Is there a Silver Lining?

We think so.  For starters the environment is getting less bad.  First, interest rates are at historical and cyclical low levels.  In our view, the next significant move will most likely be higher.  This will likely take some time to manifest, but we do not foresee a negative rate environment taking hold in the United States.  Meanwhile, sentiment is so poor that investors are not pricing in any improvement in the interest income generating ability of these companies.  Second, the higher capital ratios required by regulators have been largely achieved by U.S. financial services companies.  Going forward, they only need to maintain capital levels, not continue to build them.  This leaves more of the marginal capital generation available for shareholder-oriented activities like dividends, repurchase, and sensible merger and acquisition activity.  Finally, financial services companies are evolving their business models to adapt to a sustained low interest rate environment.  There are a higher mix of fees, commissions, and underwriting profits in the income statements than before as financial companies re-price their products.

Financial stocks most often fit neatly in the portfolios of value managers.  Not surprisingly, this has contributed to value investors being trounced by their growth investor counterparts over the past decade as well.  The dominance of the growth investor has had other underpinnings too.  Since the end of the GFC, the global economy has been growing tepidly.  A narrow group of companies has exhibited strong organic growth over that period.  They are a rare commodity and have been bid up in price to reflect that scarcity.  FANG stocks (Facebook, Amazon, Netflix, Google) and the biotech sector are prominent examples. These strong organic growth companies have led the market’s advance and the growth investor’s outperformance.  This cycle is also 10 years old and long in the tooth by historical standards.  At some point in the intermediate future, this growth cycle will inevitably recede and value investing will likely regain leadership.  This narrow cohort of growth stocks that has led the market higher also helps explain the ascendance of passive investing over active since the end of the GFC.  Passive strategies combine lower fees with a guaranteed participation by definition in all the winners.  They typically own less cash, which has been a drag on performance, fewer foreign stocks, which have trailed their U.S. counterparts, plus their full complement of FANG and other leading shares.

Why Prospector has always liked financial stock investing

There are many reasons why we are attracted to investments in the financial services industries.  First, it’s a large sector of the stock market, representing 16% of the S&P 500.  There are many subsectors of financials which experience various cycles that undergo constant change.  These cycles (including: interest rates, pricing, credit, and volume) impact different subsectors in different ways at different times.  At any given point in time, there are selective subsectors with fundamental tailwinds, while other subsectors are experiencing headwinds.

Financial companies are often heavily regulated.  With regulation comes the requirement for these businesses to publicly file information above and beyond the SEC reporting requirements.  We utilize these less scrutinized regulatory filings, which often exhibit arcane accounting rules, to help us perform our investment processes of marking the balance sheets to market (Private Market Value or PMV analysis) and examining and forecasting sustainable free cash flow yields.  We also digest other non-GAAP information sources such as money flows, transaction volumes, and product performance which is often available daily, weekly or monthly rather than quarterly.

PROSPECTOR FUNDS, INC.

Since many financial companies are heavily regulated and capital intensive, they often sell for discount valuations which attract us as value investors.  Since the valuations and multiples are more reasonable than for the average non-financial company, capital management tools such as share repurchase are more impactful to long term value creation and careful stewardship of capital matters more.

The best and final reason we like investing in the financial sector is that we have achieved success.  Our process works well in this area and has withstood the test of time.

What we look for in a financial stock

At Prospector we have a common sense approach to financial stock investing.  It may sound strange at first, but we like to invest in less-levered financial companies.  For example, we prefer property & casualty companies at 2:1 to 5:1 assets to equity over a life or annuity insurance company at 8:1 to 12:1 leverage.  We prefer a smaller, highly-capitalized depository institution in fewer lines of business with 4:1 to 6:1 assets to equity over a larger, global, diversified bank with 10:1 to 15:1 leverage.  We also look for financial companies with high free cash flow yields derived from fees and commissions that are less dependent on earning interest income from a large balance sheet.  We look for owner-oriented managements with incentives that are well aligned with shareholders and who have substantial skin in the game.  We like to own both good businesses at modest prices and modest businesses at low prices.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund appreciated 6.54% during the six months ended June 30, 2016.  This compares favorably to the 5.50% rise in the Russell Midcap Total Return Index and the 2.22% lift in the Russell 2000 Total Return Index. The Fund’s largest sector contributors included materials, industrials, and financial stocks.  Material sector performance was positively impacted by gold miners, Newmont Mining and Kinross Gold, who benefitted from higher gold prices and lower production costs.  Industrial sector winners, Circor International and Powell Industries, are companies with significant sales into the oil patch which recovered sharply during the first half of 2016 coincident with the bounce in oil prices from the depressed levels of year end 2015. Financial winners such as Brown & Brown and Primerica are less interest rate dependent than most of their brethren.

Not surprisingly, the key detractors from Fund performance included financial holdings impacted by the sharp decline in interest rates, such as HomeTrust Bancshares and Keycorp, as well as asset managers, Franklin Resources and Legg Mason, who were punished by fund outflows from active mutual funds.

The largest purchase during the first six months was Brinker International, which operates the Chili’s and Maggiano’s restaurant chains.  Brinker is a company we have followed for many years.  During the past several years, we held a negative view of the company – believing the valuation had overshot on the high side and the company would find it tough to navigate a deteriorating, competitive environment for bar & grill restaurant operators.  Additionally, relative to other casual dining companies, Brinker is overly exposed to the “oil markets,” including the company’s home state of Texas.  Indeed, in the company’s current fiscal year (ending June 2016; the fourth quarter will be reported in August), the downturn in the energy patch has resulted in a substantial headwind to same-store restaurant sales.  Notably, comps in the “oil markets” declined by 9.1% in Q1, 6.6% in Q2, and 7.6% in Q3.  With earnings per share estimates for fiscal year 2017 down to $3.56 from $4.03, and the prospect for this specific headwind to be “less bad” going forward, we became more positive on the company’s prospects.

Moreover, we continued to appreciate Brinker’s ability to generate consistent free cash flow and use it in a shareholder-friendly manner.  Our disciplined process of regular site visits, both at Chili’s and other restaurant concepts, left us favorably impressed by the company’s execution of remodel programs and use of technology, both of which

PROSPECTOR FUNDS, INC.

enabled the company to deliver better food and service.  In addition, these forward-thinking initiatives drove a significant increase in operating margins (from 6.4% in Fiscal 2010 to 10.5% in Fiscal 2015).  Ultimately, both our field observations and financial analysis led us to favorably reappraise Brinker’s franchise value and future free cash flow generation.  At a free cash flow yield of approximately 6.7%, and a price to earnings ratio of 13x (both on calendar year 2016 numbers), we felt there was a compelling opportunity in Brinker shares.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund advanced 6.74% during the six months ended June 30, 2016.  This compares to a 3.84% increase for the benchmark S&P 500.  Our consumer stocks led the way, with staples such as Tootsie Roll and Campbell Soup and restaurant stocks like Yum! Brands and McDonald’s showing nice gains.  The Fund’s top gainer for the period was DreamWorks Animation, which agreed to be acquired by NBCUniversal (a division of Comcast) for a significant premium.  Despite financial services being the one S&P 500 sector which declined year to date, our holdings (primarily real-estate related and property-casualty) also contributed nicely to results.

The most significant portfolio change through June was the sale of our Forest City Realty Trust (formerly Forest City Enterprises) convertible securities as a result of a tender by the company.  When we first purchased Forest City (FCE) in mid-2014, the company was undergoing a process by which they were selling non-core assets, reducing debt, and simplifying the overall structure of the company – seemingly dressing up the company for an ultimate conversion to REIT status (management was non-committal about their plans, saying only that they were continuously evaluating their structure).  Perhaps because of the complexity of the FCE structure and story, and lack of “traditional” REIT investor interest, the company traded for a significant discount to Net Asset Value, a discount we felt would compress as the company continued to simplify, and ultimately convert to a REIT.  We saw opportunity to make a decent return in two convert issues – one which matures in August of 2018, the other in August 2020.  Forest City management made solid progress since we purchased the securities, and did convert to REIT status at the beginning of this year.  Though we continued to see upside in our holdings, when the company tendered for both issues at a significant premium to the previous day’s close (about 8% and 10%), we thought it prudent to take their offer.  In our opinion, it was very likely most holders of the securities would tender, likely drastically limiting future liquidity in the securities.  We will keep a watchful eye on FCE stock, looking for opportunities to buy significantly below estimated Net Asset Value.

We continue to look for opportunities to increase our weighting in converts.  Though convert issuances are still few and far between, we recently added to our Verint Systems (VRNT) holding, and we’ve also begun to build a position in another issue which we will likely detail in a future letter.  Verint, in brief, provides actionable intelligence to corporations and government clients.  A significant portion of their revenues come from call center solutions – for example, providing data analytics to help call center employees (insurance companies, banks, cable companies, etc.) engage with customers.  The piece of Verint’s business which, in our view, offers significant potential upside is cyber security.  The company is a leader in protecting against cyber threats (foreign governments in particular are key customers), and is expanding their reach into corporations.  2013 and 2014 saw Verint stock rally significantly on bullish expectations for the cyber business.  However, investors underestimated how long the sales cycle would be, and the stock sold off in 2015 on disappointing growth.  The pullback in VRNT shares offered us an opportunity to buy the convert, which we had been watching for some time, at reasonable prices.  Verint has a solid balance sheet, has a history of producing considerable cash flows and could regain favor with investors should the company gain traction in cyber security.  We feel the June 2021 1.5% converts, trading at a discount to par, offer compelling value.

The largest purchase year to date was Hartford Financial Services (HIG or “the Hartford”) common stock.  HIG, which has a collection of solid insurance businesses (including a highly-profitable commercial insurance book, a

PROSPECTOR FUNDS, INC.

personal auto business which is notable for its long-time AARP affinity program, and a small group benefits / mutual fund business) has underperformed peers (such as Travelers Group) recently, and sells for a modest premium to tangible book value.  The Hartford seems to have grown out of favor recently as it has entered the late innings of a turn-around story whereby the company sold their Individual Life, Individual Annuity and Retirement Plans businesses and returned billions of dollars of capital. While investors seem to be dubiously asking, “What’s next?”, we feel the valuation discount has become too steep, especially given recent M&A transactions (recall, Chubb at 1.75x Tangible Book Value).  In addition to the current pedestrian valuation, we like the Hartford’s post-restructuring collection of businesses, and also like that the company will likely be a beneficiary of rising rates (someday!). Should management not be successful raising the value of HIG shares in the near term, it would not be surprising to see the company become a target of a foreign buyer…or, perhaps more likely of Travelers, whose headquarters is also in Hartford (read: expense saves).

Outlook

The underlying conditions for equity investing remain consistent with the entire post financial crisis period.  The U.S. economy remains in a modest growth mode.  Our economy’s performance remains the global leader and should continue, but our companies face headwinds from the strong U.S. dollar and weaker economic growth across international markets.  Europe’s position is uncertain in the aftermath of the Brexit vote in the UK.  Importantly, the U.S. consumer will likely benefit from lower energy prices and less expensive imports as a result of the strong dollar.

Lower energy prices should stimulate consumer spending and confidence in the long run both here and for non-oil producing countries abroad.  We continue to enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest and mortgage rates continue near historically low levels.  Our best guess (at the risk of looking like a stopped clock) is that longer term rates will be materially higher in five years, although they are unlikely to move much this year.  Ultimately, higher rates will likely accompany better economic performance and some inflation, both of which are relative positives for equities compared to bonds.  Much depends on the path and pace of interest rates’ return to normalcy.

Investment grade corporations have solid balance sheets and are accumulating excess cash and capital.  Importantly, they are also spending on new capital projects, new employees, and new acquisitions.  A notable exception is in the energy sector where levered balance sheets are stressed by reduced profits and negative cash flow stemming from the low price of oil.  Acquisition activity could remain slow as financing becomes more expensive and difficult to secure.  Profit margins sit near all-time high levels, currently 8%.

Equity valuations remain near extended levels, in the ninth decile on trailing operating earnings.  We feel we are in the late stages of a bull market, although nothing is certain in the investment world.  Equities look reasonable when comparing earnings yields to Treasury or even corporate bond yields.  In any case, the values inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish

PROSPECTOR FUNDS, INC.

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Price to earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Tangible book value is the total net asset value of a company (book value) minus intangible assets and goodwill.

GAAP – “Generally Accepted Accounting Principles”

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2016

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	2.02%	7.06%	5.13%	4.51%
S&P 500 Index(2)	3.99%	11.66%	12.10%	5.94%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2016

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	4.97%	9.58%	9.94%	8.32%
Russell 2000 Index(2)	-6.73%	7.09%	8.35%	5.51%
Russell Midcap Index(3)	0.56%	10.80%	10.90%	6.94%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
June 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 – June 30, 2016).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/2016)	Value (06/30/2016)	(01/01/2016 to 06/30/2016)
Capital Appreciation Actual(2)	$1,000.00	$1,067.40	$6.68
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.40	6.52

Opportunity Actual(2)	1,000.00	1,065.40	6.68
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.40	6.52

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2016 of 6.74% and 6.54% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2016(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2016(1)

Capital Appreciation Fund

RTI International, 1.625%, 10/15/2019	3.2%
Chart Industries, 2.000%, 08/01/2018	3.2%
Forestar Group, 3.750%, 03/01/2020	3.1%
Tootsie Roll Industries	2.9%
Hologic, 0.000%, 12/15/2043	2.8%
Verint Systems, 1.500%, 06/01/2021	2.7%
Johnson & Johnson	2.5%
Coca-Cola	2.5%
Abbott Laboratories	2.4%
Telephone & Data Systems	2.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2016(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2016(1)(3)

Opportunity Fund

Endurance Specialty Holdings	2.8%
Brown & Brown	2.8%
Validus Holdings	2.5%
HomeTrust Bancshares	2.3%
Patterson Companies	2.3%
Church & Dwight	2.3%
Hess	2.2%
Torchmark	2.2%
Tootsie Roll Industries	2.1%
Brinker International	2.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2016

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 74.2%

Consumer Discretionary – 7.2%
Brinker International	3,900	$177,567
Darden Restaurants	4,900	310,366
DreamWorks Animation SKG, Class A*	4,700	192,089
McDonald’s	4,100	493,394
Yum! Brands	6,600	547,272
		1,720,688
Consumer Staples – 16.4%
Campbell Soup	4,100	272,773
Coca-Cola	13,000	589,290
Colgate-Palmolive	6,100	446,520
Diageo – ADR	4,830	545,210
Edgewell Personal Care*	3,300	278,553
Energizer Holdings	2,200	113,278
Mondelez International, Class A	10,650	484,681
Tootsie Roll Industries	18,318	705,793
Walgreens Boots Alliance	4,150	345,571
Wal-Mart Stores	2,240	163,565
		3,945,234
Diversified Financial Services – 3.4%
Legg Mason	9,250	272,782
Leucadia National	10,300	178,499
T. Rowe Price Group	5,100	372,147
		823,428
Energy – 4.5%
Clayton Williams Energy*	4,400	120,824
ConocoPhillips	6,200	270,320
Hess	6,700	402,670
Noble Energy	7,900	283,373
		1,077,187
Healthcare – 10.0%
Abbott Laboratories	14,600	573,926
AstraZeneca – ADR	12,100	365,299
Eli Lilly & Co.	2,600	204,750
GlaxoSmithKline – ADR	6,850	296,879
Johnson & Johnson	4,900	594,370
Merck & Co.	6,400	368,704
		2,403,928

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2016

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 74.2% (Continued)

Industrials – 1.0%
Eaton	4,050	$241,906

Information Technology – 7.6%
Automatic Data Processing	4,000	367,480
Comtech Telecommunications	8,600	110,424
FLIR Systems	16,350	506,032
Microsoft	7,050	360,749
Paychex	3,000	178,500
Science Applications International	5,200	303,420
		1,826,605
Insurance – 13.1%
Berkshire Hathaway, Class B*	3,400	492,286
CNA Financial	4,100	128,822
Endurance Specialty Holdings	8,100	543,996
First American Financial	4,500	180,990
Hartford Financial Services Group	5,500	244,090
Loews	9,100	373,919
RenaissanceRe Holdings	3,414	400,940
Selective Insurance Group	7,600	290,396
State Auto Financial	22,000	482,020
		3,137,459
Metals & Mining – 0.4%
Alamos Gold, Class A	12,322	105,969

Paper & Forest Products – 3.4%
Domtar	15,851	554,944
Louisiana-Pacific*	14,800	256,780
		811,724
Real Estate – 3.7%
Four Corners Property Trust	21,348	439,555
Post Properties	7,250	442,613
		882,168
Telecommunication Services – 2.3%
Telephone & Data Systems	18,800	557,608

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2016

Capital Appreciation Fund
Description	Shares	Value

COMMON STOCKS – 74.2% (Continued)

Utilities – 1.2%
FirstEnergy	4,100	$143,131
TransAlta	26,500	138,330
		281,461
Total Common Stocks
(Cost $15,766,616)		17,815,365

	Par
CONVERTIBLE BONDS – 19.2%

Healthcare – 4.1%
Hologic
0.000%, 12/15/2043	$550,000	667,562
Medicines
1.375%, 06/01/2017	232,000	310,590
		978,152
Industrials – 3.2%
Chart Industries
2.000%, 08/01/2018	825,000	767,766

Information Technology – 5.6%
Electronics For Imaging
0.750%, 09/01/2019	230,000	246,531
HomeAway
0.125%, 04/01/2019	500,000	460,000
Verint Systems
1.500%, 06/01/2021	700,000	637,438
		1,343,969
Metals & Mining – 3.2%
RTI International
1.625%, 10/15/2019	725,000	768,500

Real Estate – 3.1%
Forestar Group
3.750%, 03/01/2020	825,000	754,359
Total Convertible Bonds
(Cost $4,731,305)		4,612,746

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2016

Capital Appreciation Fund
Description	Par	Value

CORPORATE BONDS – 3.9%

Consumer Staples – 2.4%
CVS Health
2.250%, 08/12/2019	$263,000	$270,095
Walgreens Boots Alliance
2.700%, 11/18/2019	300,000	309,961
		580,056
Healthcare – 1.5%
Amgen
2.200%, 05/22/2019	350,000	358,991
Total Corporate Bonds
(Cost $917,796)		939,047

	Shares
SHORT-TERM INVESTMENT – 1.3%
Invesco Treasury Portfolio, Institutional Class, 0.270%^
(Cost $297,939)	297,939	297,939
Total Investments – 98.6%
(Cost $21,713,656)		23,665,097
Other Assets and Liabilities, Net – 1.4%		340,534
Total Net Assets – 100.0%		$24,005,631

*	Non-income producing security
ADR – American Depositary Receipt
^	The rate shown is the annualized seven-day effective yield as of June 30, 2016.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2016

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 88.1%

Banks – 18.7%
Banc Of California	48,700	$881,470
Beneficial Bancorp*	92,800	1,180,416
Blue Hills Bancorp	75,500	1,114,380
Capital City Bank Group	21,100	293,712
Central Pacific Financial	52,600	1,241,360
Chicopee Bancorp	26,200	478,412
Citigroup	19,270	816,855
Clifton Bancorp	98,184	1,479,633
First Connecticut Bancorp	47,300	783,288
HomeTrust Bancshares*	118,400	2,190,400
KeyCorp	109,600	1,211,080
OceanFirst Financial	102,400	1,860,608
Oritani Financial	40,450	646,796
SI Financial Group	48,600	643,464
Stonegate Bank	13,800	445,326
Waterstone Financial	100,100	1,534,533
Westfield Financial	100,500	773,850
		17,575,583
Chemicals – 1.5%
H.B. Fuller	32,300	1,420,877

Consumer Discretionary – 7.2%
Brinker International	43,800	1,994,214
Darden Restaurants	10,400	658,736
Del Frisco’s Restaurant Group*	66,300	949,416
Home Depot	11,900	1,519,511
Hyatt Hotels, Class A*	16,600	815,724
McDonald’s	7,000	842,380
		6,779,981
Consumer Staples – 6.4%
Church & Dwight	21,200	2,181,268
Diageo – ADR	8,300	936,904
Stock Spirits Group	396,800	851,791
Tootsie Roll Industries	52,103	2,007,529
		5,977,492

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2016

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 88.1% (Continued)

Diversified Financial Services – 7.8%
Federated Investors, Class B	69,200	$1,991,576
Franklin Resources	26,600	887,642
Invesco	33,200	847,928
Legg Mason	25,500	751,995
Leucadia National	50,500	875,165
T. Rowe Price Group	26,500	1,933,705
		7,288,011
Energy – 3.9%
Hess	35,100	2,109,510
Noble Energy	42,400	1,520,888
		3,630,398
Healthcare – 5.1%
Aralez Pharmaceuticals*	68,600	226,380
AstraZeneca – ADR	16,200	489,078
Haemonetics*	21,900	634,881
Invacare	27,400	332,362
Merck & Co.	15,448	889,959
Patterson Companies	45,700	2,188,573
		4,761,233
Industrials – 5.6%
Celadon Group	46,500	379,905
CIRCOR International	31,800	1,812,282
Landstar System	13,100	899,446
Powell Industries	32,600	1,282,484
Tyco International	21,900	932,940
		5,307,057
Information Technology – 8.5%
FLIR Systems	51,000	1,578,450
Maxim Integrated Products	20,300	724,507
Microsoft	26,600	1,361,122
Paychex	26,000	1,547,000
Synopsys*	11,600	627,328
VeriSign*	9,900	855,954
Xilinx	27,200	1,254,736
		7,949,097

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2016

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 88.1% (Continued)

Insurance – 18.3%
AMERISAFE	4,600	$281,612
Brown & Brown	69,800	2,615,406
CNA Financial	15,100	474,442
Endurance Specialty Holdings	39,800	2,672,968
Federated National Holding	50,700	965,328
Primerica	30,300	1,734,372
ProAssurance	11,900	637,245
RenaissanceRe Holdings	13,300	1,561,952
Safety Insurance Group	7,400	455,692
Selective Insurance Group	20,300	775,663
State National Companies	60,400	636,012
Torchmark	32,700	2,021,514
Validus Holdings	47,900	2,327,461
		17,159,667
Metals & Mining – 2.3%
Kinross Gold*	79,800	390,222
Newmont Mining	44,900	1,756,488
Victoria Gold*	96,500	38,889
		2,185,599
Paper & Forest Products – 0.4%
Domtar	12,300	430,623

Real Estate – 1.6%
Easterly Government Properties	200	3,946
Four Corners Property Trust	18,547	381,883
Parkway Properties	69,750	1,166,917
		1,552,746
Utilities – 0.8%
Public Service Enterprise Group	15,300	713,133
Total Common Stocks
(Cost $72,843,064)		82,731,497

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2016

Opportunity Fund
Description	Par	Value

CONVERTIBLE BONDS – 2.0%

Healthcare – 1.6%
Hologic
2.000%, 12/15/2037	$1,000,000	$1,501,875

Real Estate – 0.4%
Forestar Group
3.750%, 03/01/2020	450,000	411,469
Total Convertible Bonds
(Cost $1,653,091)		1,913,344

	Shares
SHORT-TERM INVESTMENT – 9.4%
Invesco Treasury Portfolio, Institutional Class, 0.270%^
(Cost 8,826,357)	8,826,357	8,826,357
Total Investments – 99.5%
(Cost $83,322,512)		93,471,198
Other Assets and Liabilities, Net – 0.5%		431,174
Total Net Assets – 100.0%		$93,902,372

*	Non-income producing security
ADR – American Depositary Receipt
^	The rate shown is the annualized seven-day effective yield as of June 30, 2016.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2016

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost $21,713,656 and $83,322,512, respectively)	$23,665,097	$93,471,198
Cash	3,870	—
Receivable for investment securities sold	347,180	—
Receivable for dividends and interest	65,076	72,638
Receivable for capital shares sold	—	446,397
Prepaid expenses	17,428	19,148
Total assets	24,098,651	94,009,381

LIABILITIES:
Payable for investment securities purchased	45,668	—
Payable for capital shares redeemed	—	291
Payable to adviser, net	6,225	62,332
Accrued distribution fees	2,292	2,902
Accrued expenses and other liabilities	38,835	41,484
Total liabilities	93,020	107,009

NET ASSETS	$24,005,631	$93,902,372

COMPOSITION OF NET ASSETS:
Portfolio capital	$21,935,713	$82,027,944
Undistributed net investment income	245,906	138,523
Accumulated net realized gain (loss) on investments	(127,399)	1,589,397
Net unrealized appreciation of investments	1,951,411	10,146,508
Total net assets	$24,005,631	$93,902,372

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,515,829	5,096,963

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$15.84	$18.42

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2016

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$46,343	$11,733
Dividend income	347,639	899,314
Less: Foreign taxes withheld	(258)	(324)
Total investment income	393,724	910,723

EXPENSES:
Investment advisory fees	129,869	473,742
Administration fees	25,844	44,772
Fund accounting fees	20,202	20,475
Audit fees	16,744	16,744
Transfer agent fees	13,013	21,840
Registration fees	11,466	11,466
Directors’ fees	9,492	23,729
Legal fees	7,735	24,388
Distribution fees	6,552	30,667
Custodian fees	3,367	5,096
Other expenses	3,281	8,787
Postage and printing fees	1,547	4,823
Total expenses	249,112	686,529
Less: Fee waivers	(95,630)	(126,652)
Total net expenses	153,482	559,877
NET INVESTMENT INCOME	240,242	350,846

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	103,868	652,930
Net change in unrealized appreciation of investments	1,181,904	4,532,387
Net gain on investments	1,285,772	5,185,317

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,526,014	$5,536,163

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
OPERATIONS:
Net investment income	$240,242	$343,707
Net realized gain on investments	103,868	1,180,372
Net change in unrealized appreciation of investments	1,181,904	(1,834,615)
Net increase (decrease) resulting from operations	1,526,014	(310,536)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,511	417,337
Proceeds from reinvestment of distributions	—	600,524
Payments for shares redeemed	(1,870,368)	(14,169,392)
Redemption fees	91	—
Net decrease from capital share transactions	(1,848,766)	(13,151,531)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(591,093)
Net realized gains	—	(16,120)
Total distributions to shareholders	—	(607,213)

TOTAL DECREASE IN NET ASSETS	(322,752)	(14,069,280)

NET ASSETS:
Beginning of period	24,328,383	38,397,663

End of period (including undistributed
net investment income of $245,906
and $5,664, respectively)	$24,005,631	$24,328,383

TRANSACTIONS IN SHARES:
Shares sold	1,422	27,311
Shares issued in reinvestment of distributions	—	40,169
Shares redeemed	(125,075)	(887,942)
Net decrease	(123,653)	(820,462)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
OPERATIONS:
Net investment income	$350,846	$524,064
Net realized gain on investments	652,930	10,522,273
Net change in unrealized appreciation of investments	4,532,387	(9,460,368)
Net increase resulting from operations	5,536,163	1,585,969

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,305,863	16,837,669
Proceeds from reinvestment of distributions	—	14,137,645
Payments for shares redeemed	(7,070,450)	(22,745,865)
Redemption fees	3,230	70
Net increase from capital share transactions	2,238,643	8,229,519

DISTRIBUTIONS PAID FROM:
Net investment income	—	(664,542)
Net realized gains	—	(14,471,784)
Total distributions to shareholders	—	(15,136,326)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,774,806	(5,320,838)

NET ASSETS:
Beginning of period	86,127,566	91,448,404

End of period (including undistributed (distributions
in excess of) net investment income of $138,523
and $(212,323), respectively)	$93,902,372	$86,127,566

TRANSACTIONS IN SHARES:
Shares sold	538,406	867,302
Shares issued in reinvestment of distributions	—	808,790
Shares redeemed	(421,836)	(1,102,411)
Net increase	116,570	573,681

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$14.84	$15.61	$17.11	$15.19	$14.90	$15.92

OPERATIONS:
Net investment income	0.16	0.21	0.11	0.18	0.31	0.15
Net realized and unrealized
gain (loss) on investments	0.84	(0.60)	0.63	2.72	0.54	(0.79)
Total from operations	1.00	(0.39)	0.74	2.90	0.85	(0.64)

LESS DISTRIBUTIONS:
From net investment income	—	(0.37)	(0.27)	(0.17)	(0.34)	(0.17)
From net realized gains	—	(0.01)	(1.97)	(0.81)	(0.22)	(0.21)
Total distributions	—	(0.38)	(2.24)	(0.98)	(0.56)	(0.38)

NET ASSET VALUE:
End of period	$15.84	$14.84	$15.61	$17.11	$15.19	$14.90

TOTAL RETURN(1)	6.74%	(2.52)%	4.18%	19.10%	5.76%	(4.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24,006	$24,328	$38,398	$41,659	$39,104	$53,737
Ratio of expenses to average net assets:
Before expense reimbursement(2)	2.11%	1.88%	1.74%	1.77%	1.77%	1.70%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.30%	1.37%	1.50%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	1.22%	0.47%	0.05%	0.61%	1.10%	0.63%
After expense reimbursement(2)	2.03%	1.05%	0.49%	1.08%	1.50%	0.83%
Portfolio turnover rate(1)	9%	35%	48%	31%	15%	24%

(1)	Not annualized for period less than one year.
(2)	Annualized for period less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$17.29	$20.75	$21.51	$18.05	$16.62	$17.45

OPERATIONS:
Net investment income	0.07	0.14	0.13	0.07	0.20	0.07
Net realized and unrealized
gain (loss) on investments	1.06	0.18	1.48	4.84	2.22	(0.11)
Total from operations	1.13	0.32	1.61	4.91	2.42	(0.04)

LESS DISTRIBUTIONS:
From net investment income	—	(0.17)	(0.16)	(0.07)	(0.20)	(0.05)
From net realized gains	—	(3.61)	(2.21)	(1.38)	(0.79)	(0.74)
Total distributions	—	(3.78)	(2.37)	(1.45)	(0.99)	(0.79)

NET ASSET VALUE:
End of period	$18.42	$17.29	$20.75	$21.51	$18.05	$16.62

TOTAL RETURN(1)	6.54%	1.33%	7.36%	27.25%	14.63%	(0.21)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$93,902	$86,128	$91,448	$97,751	$70,549	$59,715
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.59%	1.61%	1.53%	1.57%	1.64%	1.70%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.30%	1.36%	1.50%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.52%	0.28%	0.23%	0.08%	0.84%	0.20%
After expense reimbursement(2)	0.81%	0.59%	0.46%	0.35%	1.12%	0.40%
Portfolio turnover rate(1)	25%	36%	40%	25%	43%	45%

(1)	Not annualized for period less than one year.
(2)	Annualized for period less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2016

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2016, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$17,815,365	$—	$—	$17,815,365
Convertible Bonds	—	4,612,746	—	4,612,746
Corporate Bonds	—	939,047	—	939,047
Short-Term Investment	297,939	—	—	297,939
Total Investments	$18,113,304	$5,551,793	$—	$23,665,097

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$82,731,497	$—	$—	$82,731,497
Convertible Bonds	—	1,913,344	—	1,913,344
Short-Term Investment	8,826,357	—	—	8,826,357
Total Investments	$91,557,854	$1,913,344	$—	$93,471,198

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the six months ended June 30, 2016, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the six months ended June 30, 2016, the Funds held no derivative instruments.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2015, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2015 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2016, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2016, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2016, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$ 2,168,468	$15,279,611
Opportunity Fund	19,893,293	23,158,815

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2015, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost
Capital Appreciation Fund	$ 2,598,383	$(1,917,756)	$ 680,627	$24,071,517
Opportunity Fund	12,304,637	(6,901,098)	5,403,539	74,094,028

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At December 31, 2015, the Funds’ most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Losses	Appreciation	Earnings
Capital Appreciation Fund	$ 15,637	$ —	$(152,164)	$ 680,431	$ 543,904
Opportunity Fund	334,158	611,292	(8,031)	5,400,846	6,338,265

As of December 31, 2015, Capital Appreciation and Opportunity Fund had $142,191 and $0, respectively, in long-term capital loss carryovers which will be permitted to be carried over for an unlimited period.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur dur-

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

ing the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund do not plan to defer any late year losses.

There were no distributions paid during the six months ended June 30, 2016.

The tax character of distributions paid during the fiscal year ended December 31, 2015 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$ 591,102	$ 16,111	$ 607,213
Opportunity Fund	1,459,542	13,676,784	15,136,326

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2016, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2017.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/16	$188,732	$237,316
12/31/17	174,159	250,997
12/31/18	189,898	272,070
12/31/19	95,630	126,652
Total	$648,419	$887,035

As of June 30, 2016, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2016

reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2016, Capital Appreciation Fund and Opportunity Fund incurred expenses of $6,552 and $30,667 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

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DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.
By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    September 2, 2016

By (Signature and Title)*    /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date    September 2, 2016

* Print the name and title of each signing officer under his or her signature.